CAPSTEAD INVESTOR PRESENTATION September 30, 2006 Exhibit 99.1

Safe Harbor Statement - Private Securities Litigation Reform Act of 1995 Forward Looking Information This presentation contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Capstead's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the Company's investments and unforeseen factors. As discussed in the Company's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new investment capital, fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, actual results and liquidity related to investments in loans secured by commercial real estate are affected by lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.

About Capstead Capstead Mortgage Corporation is a real estate investment trust formed in 1985 and based in Dallas, Texas. Capstead earns income primarily from investing in real estate-related assets on a leveraged basis. These investments currently consist primarily of residential ARM securities issued and guaranteed by government-sponsored entities, either Fannie Mae or Freddie Mac, or by an agency of the federal government, Ginnie Mae. Capstead also seeks to opportunistically invest a portion of its investment capital in credit-sensitive commercial real estate-related assets, including subordinate commercial real estate loans.

Market Snapshot Book value and shares outstanding are as of September 30, 2006 and exclude unrealized gains on longer-term borrowings totaling $0.10 per common share.

Total Assets For Three Years Ended September 30, 2006 (in millions)

Capital Structure For Three Years Ended September 30, 2006 (in millions)

Comparative Balance Sheet (in thousands)

Residential Mortgage Investments Capstead's Core Strategy Primarily invest in short duration Agency ARM securities: Coupons which typically reset annually or semi-annually. Highly liquid, limited credit risk, and reduced price volatility. Finance with repurchase agreements: Typically 1-month terms; however, longer-to-reset securities are financed with longer-term agreements effectively locking in financing spreads during a significant portion of the fixed-rate period of these investments. Prudent leverage of 11x investment capital provides ample reserves for price movement and principal payments. Conservative risk management with portfolio duration gap of 3 to 4 months.

Residential Mortgage Investments Portfolio Statistics * Fully indexed net WAC represents the weighted average coupon, net of servicing and guarantee fees, upon one or more resets for the portfolio held at September 30, 2006 using interest rate indices as of September 30, 2006 and the applicable net margin. Subsequent changes in portfolio composition and interest rate indices will impact actual coupon resets. ** Financed with longer-term borrowings totaling $1.2 billion at a rate of 4.81% and an average maturity of 24 months.

Residential Mortgage Investments Progression of Financing Spreads * Projected yields reflect ARM coupon resets and lifetime runoff assumptions as adjusted for expected portfolio acquisitions over the next three months and runoff expectations over the next twelve months, as of October 19, 2006, the date third quarter earnings were released. Actual yields realized in future periods largely depend upon (i) changes in portfolio composition, (ii) actual ARM coupon resets, (iii) actual runoff and (iv) any changes in lifetime runoff assumptions.

Commercial Mortgage Investments Capstead's Strategy to Augment Its Core Portfolio of Residential MBS Capstead seeks to opportunistically invest 15-20% of its investment capital in credit- sensitive commercial real estate-related assets, including subordinate commercial real estate loans. Investments may be sourced internally or through joint ventures. Designed to augment core investment strategy to provide earnings support during periods of rising interest rates. Existing joint venture with Crescent Real Estate Equities Company - Redtail Capital: Invest primarily in B-notes and mezzanine loans secured by high quality commercial properties on a leveraged basis. Leverages off of Crescent's platform (expertise and deal flow). Crescent, as general partner, identifies opportunities, typically 80% or less LTV loans with high coverage and strong sponsorship. $100 million non-discretionary equity commitment, $75 million Capstead, $25 million Crescent. Capstead has right of first refusal, and independently reviews each investment opportunity. Financing up to 75% of portfolio acquisitions through asset-based lending arrangements including a $225 million committed master repurchase facility. Opportunity for a similar $100 million follow-on partnership after July 2007 conclusion of investment period. As of September 30, 2006, investments consist of $17 million invested in Redtail Capital and $2.5 million in loans to a local developer.

Commercial Mortgage Investments Typical Capital Structure Multiple tranching of commercial real estate capital structures creates investment opportunities. Capstead will generally participate at the 60% to 80% LTV level. Note: LTVs are for illustrative purposes; actual LTV will vary by transaction. Junior Mezz (LIBOR + 500 to 1000 bps) Senior Mezz (LIBOR + 300 to 700 bps) B-Notes (LIBOR + 150 to 500 bps) AAA + BBB Senior Notes (LIBOR + 75 to 150 bps) Syndication or CMBS Target Investments Equity 90% - 100% 80% - 90% 70% - 80% 60% - 70% LTV

MANAGEMENT AND BOARD CAPSTEAD

Management Team Andrew F. Jacobs - President and Chief Executive Officer, Director Has served in various executive positions with Capstead since 1989 CPA, Member AICPA, TSCPA, FEI, Advisory Council of The Real Estate Finance and Investment Center at the University of Texas at Austin Phillip A. Reinsch - Executive Vice President and Chief Financial Officer, Secretary Has held various financial accounting and reporting positions with Capstead since 1993 Formerly employed by Ernst & Young LLP as audit senior manager CPA, Member AICPA, TSCPA, FEI Robert A. Spears - Executive Vice President, Director of Residential Mortgage Investments Has served in asset and liability management positions with Capstead since 1994 Formerly vice president, secondary marketing with NationsBanc Mortgage Corporation Anthony R. Page - Senior Vice President, Director of Commercial Mortgage Investments Has served since 1990 in various executive capacities in real estate-related investment firms, including Apollo Real Estate Advisors, Winthrop Financial Associates, Capital Trust and most recently with Perimeter Investments BS in Commerce with Distinction, University of Virginia Michael W. Brown - Senior Vice President, Asset and Liability Management, Treasurer Has served in asset and liability management positions with Capstead since 1994 MBA, Southern Methodist University

Board of Directors INDEPENDENT DIRECTOR MAJOR AFFILIATIONS & PREVIOUS POSITIONS Jack Biegler President, Ellison Management LLC Member: Audit and Real Estate Director of Life ReInsurance Company Investment Committees Former Chief Financial Officer of Ray Ellison Industries Gary Keiser Former Audit Partner with Ernst & Young LLP Chair: Audit Committee Member: Governance & Nomination Committee Paul M. Low Former Chief Executive Officer, Laureate Inc. Non-executive Chairman of the Board Former Chairman, Founder, New America Financial, LP Chair: Executive Committee Former President, Lomas Mortgage USA Christopher W. Mahowald President, EFO Realty and RSF Partners Chair: Real Estate Investment Committee Former Partner and Founding Principal of Robert M. Bass Group

Board of Directors (continued) INDEPENDENT DIRECTOR MAJOR AFFILIATIONS & PREVIOUS POSITIONS Michael G. O'Neil Director of Massively Parallel Technologies Inc. and Chair: Governance & Nomination Committee MobilePro Corp. Member: Audit Committee Former Director in Investment Banking Division of Corporate and Institutional Client Group at Merrill Lynch, Pierce, Fenner & Smith, Inc. Howard Rubin Director of Deerfield Triarc Capital Corp. and Global Signal, Inc. Member: Compensation and Former Senior Managing Director at Bear, Stearns & Co. Executive Committees Mark S. Whiting Managing Partner, Drawbridge Partners LLC Chair: Compensation Committee Director of Global Signal, Inc. and Member: Governance & Nomination and The Marcus & Millicap Company Real Estate Investment Committees Former Chief Executive Officer and Director of TriNet Corporate Realty Trust